UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 26, 2021
FEDERAL HOME LOAN BANK OF BOSTON
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 Boylston Street
Boston, MA 02199
(Address of principal executive offices, including zip code)
(617) 292-9600
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 2, 2021, the Federal Home Loan Bank of Boston (the "Bank") announced that its Board of Directors has named Timothy J. Barrett as President and Chief Executive Officer, effective December 1, 2021. Mr. Barrett will succeed Edward A. Hjerpe III, who has served as the Bank’s President and Chief Executive Officer since July 1, 2009. Mr. Hjerpe’s planned retirement as President and CEO prior to the end of 2021 was previously announced by the Bank on April 23, 2021. The effective date of Mr. Hjerpe’s retirement will be November 30, 2021, and he will provide transitional assistance to the Bank at least through the end of 2021 on a consulting basis.

Mr. Barrett, 62, is currently serving as Executive Vice President and Treasurer of the Bank, a position he has held since January 2019, and served previously as Senior Vice President and Treasurer of the Bank since November 2010. Prior to his employment with the Bank, Mr. Barrett served as assistant treasurer at FMR LLC, the parent company of Fidelity Investments from September 2008 to October 2010; as treasurer and chief investment officer at Fidelity Personal Bank & Trust from August 2007 to September 2008; as managing director, global treasury at Investors Bank & Trust from September 2004 to July 2007; in various senior roles in treasury at FleetBoston Financial (including merged entities) from 1985 to 2004; and as an investment manager for Citibank, NA from 1981 to 1985.

Compensation relating to Mr. Barrett’s service as future President and CEO is being finalized and will be disclosed by the Bank when available.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number

99.1 Press release issued by the Bank on September 2, 2021 (this Exhibit 99.1 is furnished, not filed)
104 Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 2, 2021	Federal Home Loan Bank of Boston
By:/s/ Frank Nitkiewicz
Frank Nitkiewicz
Executive Vice President and Chief Financial Officer